UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2013

FRIENDFINDER NETWORKS INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 912-7000

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On December 20, 2013, the Modified Second Amended Joint Plan of Reorganization of PMGI Holdings Inc. et. al. under Chapter 11 of the Bankruptcy Code (the “Plan”) of FriendFinder Networks Inc., a Delaware corporation (the “Company”), became effective and the Company emerged from bankruptcy protection. A copy of the Plan as effective is included as Exhibit 2.1 to this report and is incorporated by reference to Exhibit T3E.5 to the Company’s Form T-3, as amended (File No. 022-28993), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 17, 2013.

On December 23, 2013, the Company issued a press release announcing the effective date of the Plan and the Company's emergence from Chapter 11 bankruptcy protection. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

2.1

Modified Second Amended Joint Plan of Reorganization of PMGI Holdings Inc. et. al. under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit T3E.5 to the Company’s Form T-3, as amended (File No. 022-28993), filed on December 17, 2013).

99.1	Press release dated December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FriendFinder Networks Inc.

By: /s/ Ezra Shashoua

Name: Ezra Shashoua

Title: Chief Financial Officer

Dated: December 23, 2013

EXHIBIT INDEX

Exhibit No.	Description
2.1

Modified Second Amended Joint Plan of Reorganization of PMGI Holdings Inc. et. al. under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit T3E.5 to the Company’s Form T-3, as amended (File No. 022-28993), filed on December 17, 2013).

99.1	Press release dated December 23, 2013.